SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2005


                    CONTINENTAL BEVERAGE AND NUTRITION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-30276                                                  11-3377469
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(Commission File Number)                                   (IRS Employer Number)


100 Quentin Roosevelt Boulevard - Suite 404, Garden City, New York      11530
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         (Address of Principal Executive Offices)                     (ZIP Code)

                                 (516) 222-0100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.
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         On January 17, 2005 the Company's Board of Directors approved, and the
Company engaged, Linder & Linder of Dix Hills, New York as the Company's new independent accountants as of that date. During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with Linder & Linder regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-B. The resignation of the Company's prior independent accountants was reported in a separate report on Form 8-K, dated December 31, 2004, as amended.

Item 7.01  Financial Statements, Pro-forma Financial Information and Exhibits.
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           (a) Financial Statements of Business to be Acquired.  Not Applicable.
           (b) Pro-forma Financial Information.  Not Required.
           (c) Exhibits.  None


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Continental Beverage and Nutrition, Inc.


Dated: January 23, 2005                 By: /s/ DAVID SACKLER
                                            -----------------------------------
                                            Name:  David Sackler
                                            Title: President

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